                                        NG&E DRAFT--September 4, 1997


                               WARRANT AGREEMENT
                               -----------------

     THIS WARRANT AGREEMENT (this "Agreement") is dated as of January 17, 1997, by and between Casinos U.S.A., Inc., a Colorado corporation (the "Company"), and Astraea Investment Management, L.P., a Delaware limited partnership, Lisa Paige Montrose, Janice Steinle, not individually but as Trustee for the Bankruptcy Estate of Richard and Francine Frajola, and Gary L. Shupp, P.C. (each a "Warrant Holder" and collectively, the "Warrant Holders").


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, on October 18, 1995, the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado (the "Bankruptcy Court");

     WHEREAS, on December 16, 1996, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Company's Second Amended Plan of Reorganization dated September 4, 1996 (the "Plan");

     WHEREAS, the Plan and the Confirmation Order provide for the issuance to Warrant Holders of warrants for the purchase of the Company's common stock, no par value (the "Common Stock"); and

     WHEREAS, subject to the terms and provisions hereof, each Common Stock purchase warrant (individually, a "Warrant", and, collectively, the "Warrants") issued pursuant to the Plan, the Confirmation Order and this Agreement entitle the Warrant Holder thereof to purchase one share of Common Stock at the per share Exercise Price (as defined herein) (subject to adjustment hereunder).

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:


                                   ARTICLE I

                                FORM OF WARRANT

     The Warrants shall be evidenced by a certificate (the "Warrant Certificate"). The text of the Warrant Certificate (and the related forms of exercise and assignment) shall be substantially in the form attached hereto as Exhibit A and may have such identification, designation and information thereon as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation adopted pursuant thereto.


                                  ARTICLE II

             EXERCISE PRICE, VESTING, TERM, AND METHOD OF EXERCISE

     Section 2.01. Exercise Price. Unless adjusted as provided in Article III hereof, the Warrant Holders shall receive the following number of Warrants from the Company:

          Astraea Investment Management, L.P.          671,268
          Lisa Paige Montrose                          220,401
          Janice Steinle, Trustee for the
             Bankruptcy Estate of
             Richard and Francine Frajola              72,213
          Gary L. Shupp, P.C.                          68,838

The exercise price ("Exercise Price") for each share of Common Stock purchased upon exercise of a Warrant issued hereunder shall be $0.01.

     Section 2.02. Warrant Rights and Term. Each Warrant shall entitle the Warrant Holder, upon exercise thereof and subject to the provisions thereof, of the Plan and of this Agreement, including provisions relating to adjustments upon the occurrence of certain events as set forth in Article III hereof, to purchase from the Company one fully paid and nonassessable share of Common Stock at the Exercise Price. All of the Warrants issued hereunder and evidenced by the Warrant Certificate shall expire and no longer be exercisable at 5:00 p.m. on January 17, 2004 (the "Expiration Date"). The Warrant shall be exercisable at any time from one year after the date hereof and prior to the Expiration Date, but only upon the occurrence of a Capital Event, as defined in Section 3.04 of this Agreement. In the event that the Company, in accordance with the provisions of its Articles of Incorporation and Bylaws, negotiates a Capital Event within one year of the date hereof, the Warrant Holder shall be entitled to exercise its Warrants. The Warrants shall terminate after all indebtedness owed by the Company to the Warrant Holder has been paid, even where the Expiration Date has not yet occurred, so long as there has been no Capital Event prior to the payment of such indebtedness. Any exercise of the Warrants by the Warrant Holder shall be subject to any applicable rules, regulations, and/or approvals of the Colorado Gaming Commission.

     Section 2.03. Expiration. Each Warrant not exercised by 5:00 p.m. on the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall thereupon cease.

     Section 2.04. Method of Exercise. The Warrant Holder may exercise its rights with respect to all or any whole number of Warrants evidenced by the Warrant Certificate. Exercise shall be effected by surrender of the Warrant Certificate, with the exercise form thereon duly executed, to the Company at its offices as designated in Section 5.04 hereof, together with the Exercise Price for each Warrant that is exercised. Payment of the Exercise Price shall be made by (a) certified check payable in lawful money of the United States of America to the order of the Company, or (b) wire transfer of immediately available funds to an account designated by the Company.

     Upon receipt of the Warrant Certificate with the exercise form duly executed and accompanied by full and proper payment of the Exercise Price for the shares of Common Stock purchased thereby, the Company shall deliver to, or in accordance with the instructions of, the Warrant Holder certificates for the total number of shares of Common Stock for which the Warrants evidenced by such Warrant Certificate are being exercised.

     In the event that the Warrant Holder shall exercise rights with respect to less than all of the Warrants evidenced by the Warrant Certificate surrendered upon the exercise of Warrants, a new Warrant Certificate for the balance of such Warrants shall be delivered to, or in accordance with the instructions of, the Warrant Holder.

     Section 2.05. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire the Warrants, the same shall thereupon be delivered to the Company and be cancelled by it and retired. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

     Section 2.06. Transferability. Except as set forth in this Section 2.06, the Warrants shall be non-transferable and any person that owns a controlling interest in the Warrant Holder is prohibited from transferring that controlling interest. The Warrant Holder may transfer the Warrants and all rights thereunder and hereunder to an affiliate (as defined in the Plan) of the Warrant Holder subject to applicable gaming and securities laws and subject to the consent of the Holders of a majority of the Company's then outstanding Common Stock, which consent shall not be unreasonably withheld. Nothing in this Section 2.06 shall prohibit a Warrant Holder from transferring its Warrants to another Warrant Holder, the Company or a Shareholder of the Company.


                                  ARTICLE III

                  ADJUSTMENTS TO WARRANTS UPON CERTAIN EVENTS

     Section 3.01. Mechanical Adjustments. The number of shares of Common Stock purchasable upon the exercise of each Warrant (such shares being referred to in this Article III as the "Warrant Shares") shall be subject to adjustment as follows if any of the events listed in (a) - (b) below occur prior to exercise of each Warrant:

          (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) cause to occur or suffer any other event that would dilute the Warrants, then the number of Warrant Shares in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company that such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action. The adjustment shall become effective retroactive to the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If any dividend or distribution is not paid or made, the number of Warrant Shares shall be appropriately readjusted.

          (b)  Unless otherwise agreed in writing, in case the Company shall
     (i) sell or issue shares of its Common Stock, (ii) issue rights, options or warrants to subscribe for or purchase shares of Common Stock or (iii) issue or sell other rights or securities convertible into or for the purchase of shares of Common Stock (collectively, the "Securities"), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Securities plus the maximum number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Securities. To the extent that Securities expire unexercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted to the number which would then be in effect had the adjustments made upon the issuance of such Securities been made upon the basis of only the number of shares of Common Stock delivered pursuant to Securities actually exercised.

          (c) In the event that the provisions of this Article III fail as a result of an unintentional oversight to provide expressly for the adjustment of the number of Warrant Shares purchasable upon exercise of each Warrant under circumstances that, based upon the purposes and intentions expressed herein, would otherwise have been addressed, the Board shall, in good faith, cause an equitable adjustment to be made to the number of Warrant Shares purchasable upon exercise of each Warrant to correct such an oversight.

     Section 3.02. Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided above, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

     Section 3.03. Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as provided above, the Company shall promptly provide to the Warrant Holder, in accordance with Section 5.04, a notice of such adjustment or adjustments which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     Section 3.04.  Effect of Sale, Merger or Consolidation. In the event of
(a) any reclassification (other than a change in par value) of the Common Stock or the exchange or cancellation of outstanding shares of Common Stock,
(b) any conversion of the Common Stock into securities or property (including cash) of another corporation, (c) the consolidation of the Company with, or the merger of the Company with or into, any other corporation, (d) in the event of the sale of all or substantially all of the properties and assets of the Company to any person in exchange for securities or other property (including cash) or (e) any other recapitalization, issuance of shares or debt instruments, refinancing or financial restructuring of the Company (each such event hereinafter being referred to as a "Capital Event"), each Warrant shall thereafter be exercisable upon the terms and conditions specified in this Agreement and the Plan for the number of shares of stock or other securities or property (including cash) of the Company or of the person into which shares of Common Stock are converted or resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the shares of Common Stock issuable (immediately prior to such Capital Event) upon exercise of such Warrant would have been entitled upon such Capital Event. In any such case, if necessary, the provisions set forth in this Article III with respect to the rights and interests thereafter of the Warrant Holder shall be appropriately adjusted so as to be reasonably applicable to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants. The following shall not be considered as a Capital Event under this Agreement: (a) the refinance of debts not secured by the Real Estate (as defined in the Plan); (b) the granting of a purchase money security interest to secure debt that does not exceed $50,000 to any one creditor (or its affiliates) or $125,000 in the aggregate; or (c) the issuance of preferred stock to persons who would be qualified to have an interest in the Company pursuant to the applicable rules, regulations and requirements of the Colorado Gaming Commission governing entities holding gaming licenses, and who contribute capital solely for the purposes of making capital improvements to the Company's property.

     The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purpose of this Section.

     Section 3.05. Notice of Certain Events. In case at any time prior to the Expiration Date:

          (a) the Company shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

          (b) there shall be any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock); or

          (c)  there shall be any Capital Event; or

          (d) there shall be voluntary or involuntary dissolution, liquidation and winding up by the Company or extraordinary dividend or distribution to holders of Common Stock (other than the Company's customary cash and stock dividends); or

          (e)  any other event described in Section 3.01.

then in any one or more of said cases, the Company shall cause to be delivered to each Warrant Holder, at the earliest practicable time (and, in any event, not less than forty-five (45) days before any record date or other date set for definitive action), notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrants. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

     Section 3.06. Effect of Adjustment on Warrant Certificates. The form of Warrant Certificate need not be changed because of any change in the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Article III, and Warrant Certificates issued before or after such change may state the same Exercise Price, the same number of Warrants and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.


                                  ARTICLE IV
                  RIGHTS OF WARRANT HOLDERS; OTHER AGREEMENTS

     Section 4.01.  No Rights as Stockholders.

     Except as provided in Section 4.02 hereof, the Warrant Holders, as such, shall not be entitled to vote or to receive dividends or otherwise be deemed to be the holders of shares of Common Stock for any purpose, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a stockholder of the Company or any right to vote upon or give or withhold consent to any action of the Company, receive notice of meetings or other action affecting stockholders (except for notices expressly provided for in this Agreement or the Plan) or receive dividends or subscription rights, until such Warrant Certificates shall have been surrendered for exercise accompanied by full and proper payment of the Exercise Price as provided in this Agreement and shares of Common Stock thereunder shall have become issuable and until such person shall have been deemed to have become a holder of record of such shares. If, at the date of surrender of such Warrant Certificate and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, certificates for the shares of Common Stock shall be issuable on the date on which such books shall next be open (whether before, on or after the Expiration Date). The Warrant Holders shall, upon the exercise of Warrants, not be entitled to any dividends if the record date with respect to payment of such dividends shall be a date prior to the date such shares of Common Stock became issuable upon the exercise of such Warrants.

     Section 4.02. Limited Voting Rights of Warrant Holders. The Warrant Holders shall be entitled to call a vote of the holders of the Company's Common Stock and Warrant Holders on whether any Capital Event enumerated in
Section 3.04 should be made or effectuated and the Company's board of directors shall effectuate any transaction approved in such a vote in accordance with applicable law, but the Warrant Holders shall not have the right to call a vote of the holders of the Company's Common Stock and Warrant Holders during the one year period after the date hereof. Shareholder approval shall be required for any Capital Event. The Warrant Holders shall be entitled to vote their Warrants as though each Warrant was one share of common stock on any such Capital Event and the vote of a majority of the Warrants and the Common Stock, voting as a single class, shall be required for a Capital Event, but upon no other issue.

     Section 4.03. Replacement Warrants. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company may, upon receipt of evidence satisfactory to the Company of such loss, theft, mutilation or destruction and on such terms as to indemnity or otherwise as the Company may in its discretion require (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), issue a new Warrant Certificate of like denomination and tenor as the lost, stolen, mutilated or destroyed Certificate. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay any such reasonable charges as the Company may prescribe. In the event any Warrant Certificate is lost, stolen, mutilated or destroyed, and the owner thereof desires to exercise the Warrants evidenced thereby, the Company may, in lieu of issuing a substitute Warrant Certificate, authorize the exercise thereof upon receipt of the above evidence and on such terms of indemnity as it may require.

     Section 4.04.  Maintenance of Sufficient and Proper Shares of Common
Stock.

          (a) The Company shall at all times reserve and keep available a number of authorized shares of Common Stock sufficient to permit the exercise in full of all outstanding Warrants and shall use its best efforts to cause all shares of Common Stock issued upon the exercise of the Warrants to be listed on any exchanges on which the Common Stock is then listed.

          (b) If at any time the taking of any action would cause an adjustment in the Exercise Price so that the exercise of a Warrant while such Exercise Price is in effect would cause a share of Common Stock to be issued at a price below its then par value, the Company shall take such action as may, in the opinion of its counsel, be necessary in order that it may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants at such Exercise Price.

     Section 4.05. Fractional Warrants. Anything herein to the contrary notwithstanding, the Company shall not be required to issue fractions of Warrants on any distribution of Warrants to Warrant Holders or to distribute Warrant Certificates that evidence fractional Warrants.

     Section 4.06. Legend. The Warrant Certificates shall bear the legend set forth in Exhibit A hereto and the shares of Common Stock issuable upon the exercise of the Warrants shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     A STATEMENT SUMMARIZING THE VOTING POWERS, DESIGNATIONS,
     PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF MAY BE OBTAINED BY THE STOCKHOLDERS AND WARRANT HOLDERS OF THE COMPANY, WITHOUT CHARGE, FROM THE PRINCIPAL OFFICES OF THE COMPANY."

     Section 4.07. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, and (b) will not effect a subdivision or split-up of shares or similar transaction with respect to any class of Common Stock of the Company without effecting an equivalent transaction with respect to all other classes of Common Stock of the Company.

     4.08. No Liens, etc. All securities that may be issued upon exercise of the Warrants (and pursuant to this Agreement) will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges on which that class of securities is listed.


                                   ARTICLE V

                                    GENERAL

     Section 5.01. Taxes on Issuance of Shares of Common Stock. The Company shall pay all stamp taxes, franchise taxes, and similar taxes and governmental charges that may be imposed in respect to the issue or delivery of shares of Common Stock. In no event shall the Company pay taxes imposed on net income of the Warrant Holders as a result of the exercise of the Warrants and receipt of shares of Common Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     Section 5.02. Dates and Times. If any date set forth in this Warrant Agreement shall fall on a day other than a business day in Denver, Colorado, said date shall be deemed to be the next full business day succeeding that date. All times shall be the legal time then in effect in Denver, Colorado.

     Section 5.03. Binding Agreement. All of the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon or give to any person or corporation, other than the Company and the Warrant Holders, any legal or equitable right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement herein, and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Holders and their respective successors and assigns.

     Section 5.04. Notices. All notices under this Agreement shall be in writing and shall be delivered by personal service or telecopy or certified mail return receipt requested (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which shall initially be:

     (a)  If to the Company:       Casinos U.S.A., Inc.
                                   P.O. Box 486
                                   Blackhawk, Colorado 80422

     With a copy to:               Lirtzman, Nehls & Hepner
                                   190 Arapahoe Avenue
                                   Boulder, Colorado 80302
                                   Attention: Daniel A. Hepner
                                   Telecopy: 303/444-9253

          (b) If to a Warrant Holder to that Warrant Holder at the address set forth on the signature page hereto, and in the case of Astraea Investment Management, L.P., with a copy to:

                                   Neal, Gerber & Eisenberg
                                   Two North LaSalle Street
                                   Suite 2200
                                   Chicago, Illinois 60602
                                   Attention: Richard S. Meller
                                   Telecopy: 312/269-1747

     and in the case of Lisa Page Montrose with a copy to:

                                   Long & Jaudon P.C.
                                   1600 Ogden Street
                                   Denver, Colorado 80218
                                   Attention: James Dierker
                                   Telecopy: 303/832-1348

     and in the case of Janice Steinle, Trustee with a copy to:

                                   Pearlman & Dalton P.C.
                                   730 17th Street
                                   Suite 650
                                   Denver, Colorado 80202
                                   Attention: Philip Pearlman
                                   Telecopy: 303/572-7533

     Any notice sent by certified mail, return receipt requested, shall be deemed to have been given upon receipt. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

     Section 5.05. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to the conflict of laws provisions thereof.

     Section 5.06. Headings. The Article and Section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

     Section 5.07. of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 5.08. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 5.09. Entire Agreement. This Agreement, the Plan, the Disclosure Statement and the Confirmation Order (and all exhibits and/or schedules attached hereto and thereto) are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Warrant Holders.

     Section 5.10. Modification and Waiver. This Agreement, the Warrant Certificate and any provision hereof or thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     Section 5.11. Put Option. Nothing herein shall be deemed to modify the Put Option obligations of the Warrant Holders as set forth in the Plan. The Warrant Holders acknowledge their obligations to purchase all of the outstanding common stock of the Company at the option of the common stockholder on the terms and conditions set forth in the Plan.


     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                   COMPANY:

                                   CASINOS U.S.A., INC.



                                   By:  __________________________
                                        Gerald Jacobs, President

                                   WARRANT HOLDERS:

                                   ASTRAEA INVESTMENT MANAGEMENT, L.P.


                                   By:  _____________________________________
                                        Astraea Investment Management Service
                                        Company, General Partner
                                   Title:    _______________________________
                                   Address:  _______________________________
                                             _______________________________
                                             _______________________________
                                   Telecopy: _______________________________



                                   _________________________________________
                                   LISA PAIGE MONTROSE

                                   Address:  P.O. Box 503
                                   Blackhawk, CO 80422



                                   ________________________________________
                                   JANICE STEINLE, NOT INDIVIDUALLY, BUT AS
                                   TRUSTEE FOR THE BANKRUPTCY ESTATE OF
                                   RICHARD AND FRANCINE FRAJOLA

                                   Address:  4 West Dry Creek Circle, #240
                                             Littleton, CO 80120



                                   ________________________________________
                                   GARY L. SHUPP, P.C.

                                   Address:  14 West Costilla
                                   Colorado Springs, CO 80903



                     [Signature Page to Warrant Agreement]

EXHIBIT A


                         (Form of Warrant Certificate)


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK UNDERLYING SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

No.__________                                          ______________, 1997
                                                       ___________ Warrants


                  VOID AFTER 5:00 P.M., DENVER, COLORADO TIME

          ON _________, 2004 (UNLESS EXTENDED OR EARLIER TERMINATED),

                             CASINOS U.S.A., INC.

                       WARRANT TO PURCHASE COMMON STOCK


     This Warrant Certificate certifies that [_____________________] or registered assigns, is the registered holder of [________] Warrants (the "Warrants") to purchase shares of the common stock ("Common Stock"), of Casinos U.S.A., a Colorado corporation (the "Company"). Each Warrant entitles the holder thereof, upon proper exercise and subject to the provisions of the Warrant Agreement, dated as of January __, 1997 (the "Warrant Agreement") between the Company and the Warrant Holders, to [one] fully paid and non-assessable share of Common Stock. In order to exercise a Warrant evidenced by this Warrant Certificate, holder shall deliver an executed copy of this Warrant Certificate (together with the Form of Election to Purchase duly executed) at the corporate office of the Company, together with proper payment of the Exercise Price (as defined below). The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part to purchase shares of Common Stock. Subject to adjustment as provided in the Warrant Agreement, the exercise price ("Exercise Price") for each Warrant evidenced hereby shall be $0.01 per share of Common Stock. This Warrant will expire on the Expiration Date (as defined in the Warrant Agreement). Payment of the Exercise Price shall be made in accordance with the terms of the Warrant Agreement. As provided in the Warrant Agreement, the number of shares of Common Stock purchasable upon the exercise of the Warrants are, upon the occurrence of certain events, subject to modification or adjustment.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions thereof relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Warrant Agreement.

     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the number of Warrants not exercised.

     Except as provided in the Warrant Agreement and the Plan, no holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise hereof shall have become issued as provided in the Warrant Agreement.

     WITNESS the signatures of the proper officer(s) of the Company.


Dated:    ____________, 1997            CASINOS U.S.A., INC.



                                        By:  _____________________________
                                             Gerald Jacobs, President

                                    FORM OF
                             ELECTION TO EXERCISE


To:  CASINOS U.S.A., INC.

     The undersigned hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of

     ________________________________________________________________
     (Name)

     ________________________________________________________________
     (Address)

     ________________________________________________________________
     (Social Security or other Identifying Number)

and be delivered to

     ________________________________________________________________
     (Name)

at   ________________________________________________________________
     (Address)

and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be delivered to the undersigned at the address stated above.

Dated:    __________________________________________________________

Name of Warrant Holder:  ___________________________________________
     (Please Print)


Signature:     ____________________________________________________
Address:       ____________________________________________________

                              FORM OF ASSIGNMENT


                  (To be signed only on transfer of Warrant)



     For value received, the undersigned hereby sells, assigns and transfers unto ____________________ the right represented by the within Warrant to purchase Warrant Shares and appoints _______________ attorney-in-fact to transfer such right on the books of Casinos U.S.A., Inc. with full power of substitution in the premises.



Dated:         ______________________________________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



     _______________________________________________________________________
     (Address)



Signed in the presence of:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK UNDERLYING SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

No.  1                                                        January __, 1997
                                                              671,268 Warrants


                  VOID AFTER 5:00 P.M., DENVER, COLORADO TIME

         ON JANUARY 17, 2004 (UNLESS EXTENDED OR EARLIER TERMINATED),

                             CASINOS U.S.A., INC.

                       WARRANT TO PURCHASE COMMON STOCK


     This Warrant Certificate certifies that ASTRAEA INVESTMENT MANAGEMENT L.P., is the registered holder of Six Hundred Seventy-One Thousand, Two Hundred Sixty-Eight (671,268) Warrants (the "Warrants") to purchase shares of the common stock ("Common Stock"), of Casinos U.S.A., Inc., a Colorado corporation (the "Company"). Each Warrant entitles the holder thereof, upon proper exercise and subject to the provisions of the Warrant Agreement, dated as of January 17, 1997 (the "Warrant Agreement") between the Company and the Warrant Holders, to one (1) fully paid and non-assessable share of Common Stock. In order to exercise a Warrant evidenced by this Warrant Certificate, holder shall deliver an executed copy of this Warrant Certificate (together with the Form of Election to Purchase duly executed) at the corporate office of the Company, together with proper payment of the Exercise Price (as defined below). The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part to purchase shares of Common Stock. Subject to adjustment as provided in the Warrant Agreement, the exercise price ("Exercise Price") for each Warrant evidenced hereby shall be $0.01 per share of Common Stock. This Warrant will expire on the Expiration Date (as defined in the Warrant Agreement). Payment of the Exercise Price shall be made in accordance with the terms of the Warrant Agreement. As provided in the Warrant Agreement, the number of shares of Common Stock purchasable upon the exercise of the Warrants are, upon the occurrence of certain events, subject to modification or adjustment.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions thereof relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Warrant Agreement.

     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the number of Warrants not exercised.

     Except as provided in the Warrant Agreement and the Plan, no holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise hereof shall have become issued as provided in the Warrant Agreement.

     WITNESS the signatures of the proper officer(s) of the Company, effective January __, 1997.


                                   CASINOS U.S.A., INC.


                                   By:  _____________________________________
                                        Gerald Jacobs, President

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK UNDERLYING SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

No.  2                                                        January __, 1997
                                                              220,401 Warrants


                  VOID AFTER 5:00 P.M., DENVER, COLORADO TIME

         ON JANUARY 17, 2004 (UNLESS EXTENDED OR EARLIER TERMINATED),

                             CASINOS U.S.A., INC.

                       WARRANT TO PURCHASE COMMON STOCK


     This Warrant Certificate certifies that LISA PAIGE MONTROSE, is the registered holder of Two Hundred Twenty Thousand, Four Hundred One (220,401) Warrants (the "Warrants") to purchase shares of the common stock ("Common Stock"), of Casinos U.S.A., Inc., a Colorado corporation (the "Company"). Each Warrant entitles the holder thereof, upon proper exercise and subject to the provisions of the Warrant Agreement, dated as of January 17, 1997 (the "Warrant Agreement") between the Company and the Warrant Holders, to one (1) fully paid and non-assessable share of Common Stock. In order to exercise a Warrant evidenced by this Warrant Certificate, holder shall deliver an executed copy of this Warrant Certificate (together with the Form of Election to Purchase duly executed) at the corporate office of the Company, together with proper payment of the Exercise Price (as defined below). The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part to purchase shares of Common Stock. Subject to adjustment as provided in the Warrant Agreement, the exercise price ("Exercise Price") for each Warrant evidenced hereby shall be $0.01 per share of Common Stock. This Warrant will expire on the Expiration Date (as defined in the Warrant Agreement). Payment of the Exercise Price shall be made in accordance with the terms of the Warrant Agreement. As provided in the Warrant Agreement, the number of shares of Common Stock purchasable upon the exercise of the Warrants are, upon the occurrence of certain events, subject to modification or adjustment.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions thereof relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Warrant Agreement.

     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the number of Warrants not exercised.

     Except as provided in the Warrant Agreement and the Plan, no holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise hereof shall have become issued as provided in the Warrant Agreement.

     WITNESS the signatures of the proper officer(s) of the Company, effective January __, 1997.


                                        CASINOS U.S.A., INC.



                                        By:  _________________________________
                                             Gerald Jacobs, President

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK UNDERLYING SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

No.  3                                                        January __, 1997
                                                               72,212 Warrants


                  VOID AFTER 5:00 P.M., DENVER, COLORADO TIME

         ON JANUARY 17, 2004 (UNLESS EXTENDED OR EARLIER TERMINATED),

                             CASINOS U.S.A., INC.

                       WARRANT TO PURCHASE COMMON STOCK


     This Warrant Certificate certifies that JANICE STEINLE, not individually, but as Trustee for the Bankruptcy Estate of Richard and Francine Frajola, is the registered holder of Seventy-Two Thousand, Two Hundred Twelve (72,212) Warrants (the "Warrants") to purchase shares of the common stock ("Common Stock"), of Casinos U.S.A., Inc., a Colorado corporation (the "Company"). Each Warrant entitles the holder thereof, upon proper exercise and subject to the provisions of the Warrant Agreement, dated as of January 17, 1997 (the "Warrant Agreement") between the Company and the Warrant Holders, to one (1) fully paid and non-assessable share of Common Stock. In order to exercise a Warrant evidenced by this Warrant Certificate, holder shall deliver an executed copy of this Warrant Certificate (together with the Form of Election to Purchase duly executed) at the corporate office of the Company, together with proper payment of the Exercise Price (as defined below). The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part to purchase shares of Common Stock. Subject to adjustment as provided in the Warrant Agreement, the exercise price ("Exercise Price") for each Warrant evidenced hereby shall be $0.01 per share of Common Stock. This Warrant will expire on the Expiration Date (as defined in the Warrant Agreement). Payment of the Exercise Price shall be made in accordance with the terms of the Warrant Agreement. As provided in the Warrant Agreement, the number of shares of Common Stock purchasable upon the exercise of the Warrants are, upon the occurrence of certain events, subject to modification or adjustment.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions thereof relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Warrant Agreement.

     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the number of Warrants not exercised.

     Except as provided in the Warrant Agreement and the Plan, no holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise hereof shall have become issued as provided in the Warrant Agreement.

     WITNESS the signatures of the proper officer(s) of the Company, effective January __, 1997.


                                        CASINOS U.S.A., INC.



                                        By:  ________________________________
                                             Gerald Jacobs, President

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK UNDERLYING SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

No.  4                                                        January __, 1997
                                                               68,838 Warrants


                  VOID AFTER 5:00 P.M., DENVER, COLORADO TIME

         ON JANUARY 17, 2004 (UNLESS EXTENDED OR EARLIER TERMINATED),

                             CASINOS U.S.A., INC.

                       WARRANT TO PURCHASE COMMON STOCK


     This Warrant Certificate certifies that GARY L. SHUPP, P.C., is the registered holder of Sixty-Eight Thousand, Eight Hundred Thirty-Eight (68,838) Warrants (the "Warrants") to purchase shares of the common stock ("Common Stock"), of Casinos U.S.A., Inc., a Colorado corporation (the "Company"). Each Warrant entitles the holder thereof, upon proper exercise and subject to the provisions of the Warrant Agreement, dated as of January 17, 1997 (the "Warrant Agreement") between the Company and the Warrant Holders, to one (1) fully paid and non-assessable share of Common Stock. In order to exercise a Warrant evidenced by this Warrant Certificate, holder shall deliver an executed copy of this Warrant Certificate (together with the Form of Election to Purchase duly executed) at the corporate office of the Company, together with proper payment of the Exercise Price (as defined below). The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part to purchase shares of Common Stock. Subject to adjustment as provided in the Warrant Agreement, the exercise price ("Exercise Price") for each Warrant evidenced hereby shall be $0.01 per share of Common Stock. This Warrant will expire on the Expiration Date (as defined in the Warrant Agreement). Payment of the Exercise Price shall be made in accordance with the terms of the Warrant Agreement. As provided in the Warrant Agreement, the number of shares of Common Stock purchasable upon the exercise of the Warrants are, upon the occurrence of certain events, subject to modification or adjustment.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, including the provisions thereof relating to the amendment thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the holder of this Warrant Certificate. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Warrant Agreement.

     If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate evidencing the number of Warrants not exercised.

     Except as provided in the Warrant Agreement and the Plan, no holder of this Warrant Certificate shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate as such any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise hereof shall have become issued as provided in the Warrant Agreement.

     WITNESS the signatures of the proper officer(s) of the Company, effective January __, 1997.


                                   CASINOS U.S.A., INC.



                                   By:  _________________________________
                                        Gerald Jacobs, President